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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                        -------------------------------


                                    FORM 8-K
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: January 29, 1997





                      MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



         New York                    33-89380-01              37-0152681
---------------------------    ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification Number)


Mercantile Bank of Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                             62048
-----------------------------------------                        --------------
 (Address of principal executive offices)                          (Zip Code)


              Registrant's telephone number, including area code:

                                 (618) 251-2035



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ITEM 5.    OTHER EVENTS.
           -------------

           The 1996 Annual Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on January 29, 1997.

ITEM 7.    EXHIBITS.
           ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1   Annual Report to Floating Rate Credit Card
                       Participation Certificates, Series 1995-1, investors for the total year 1996.




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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Mercantile Bank of Illinois
                                                National Association, Servicer


                                          By:         /s/ Daniel J. Trueman
                                                      ---------------------

                                          Name:       Daniel J. Trueman
                                          Title:      Vice President



Date: January 29, 1997





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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
Number                              Exhibits
------                              --------

   1                                Annual Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the total
                                    year 1996.